                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 19, 2001

                            BREAKAWAY SOLUTIONS, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                              000-27269                          04-3285165
----------------------------             ------------------------              -------------------
(State or Other Jurisdiction             (Commission File Number)               (I.R.S. Employer
     of Incorporation)                                                         Identification No.)

                                 2 SEAPORT LANE
                           BOSTON, MASSACHUSETTS 02210
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 275-3000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

                                 EXPLANATORY NOTE

         The Current Report on Form 8-K of Breakaway Solutions, Inc., a Delaware corporation (the "Registrant"), as filed with the Securities and Exchange Commission on January 22, 2001, is hereby amended to file therewith Exhibits 10.1, 10.2 and 10.3 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

              Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION

              Not applicable.

         (c)  EXHIBITS

              The exhibits filed as part of this Amendment No. 1 to Current Report on Form 8-K/A are listed on the Exhibit Index immediately preceding such exhibits, which Exhibit Index is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BREAKAWAY SOLUTIONS, INC.

Date: January 29, 2001              By: /s/ Kevin Comerford
                                        ----------------------------------
                                        Kevin Comerford
                                        Vice President, Administration and
                                        Chief Financial Officer

                                EXHIBIT INDEX

Exhibit No.     Description

10.1 Loan and Security Agreement dated as of January 19, 2001 by and between ICG Holdings, Inc. and the Registrant.

10.2            Warrant to purchase the Registrant's common stock dated
                January 19, 2001 issued by the Registrant to ICG Holdings, Inc.

10.3 Registration Rights Agreement dated as of January 19, 2001 by and between the Registrant and ICG Holdings, Inc.